UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2012

CROSS BORDER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52738	98-0555508
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

22610 US Highway 281 N., Suite 218, San Antonio, Texas		78258
(Address of Principal Executive Offices)		(Zip Code)

(210) 226-6700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2012, Cross Border Resources, Inc. (the “Company”) entered into a letter agreement with Nancy Stephenson, the Company’s former Chief Accounting Officer, Treasurer and Secretary. Pursuant to the letter agreement, the Company agreed to pay Ms. Stephenson an aggregate of $18,750 by December 31, 2012 in full satisfaction of all amounts owed to her under that certain letter agreement by and between the Company and Ms. Stephenson, dated March 6, 2012, as amended on April 20, 2012 (“Severance Agreement”). The Severance Agreement had originally provided for her to receive severance payments of an aggregate of $75,000, of which $37,500 remained to be paid.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2012

CROSS BORDER RESOURCES, INC.

By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chairman of the Board